UBSPAINEWEBBER
                             RETIREMENT MONEY FUND

                               -----------------
                               SEMIANNUAL REPORT
                               December 31, 2001
                               -----------------

                           [LOGO] UBS PAINEWEBBER(SM)

UBS PAINEWEBBER RETIREMENT MONEY FUND

                                                               February 15, 2002

Dear Shareholder,
We present you with the semiannual report for the UBS PaineWebber Retirement Money Fund for the six months ended December 31, 2001.
--------------------------------------------------------------------------------

HOW THE FED INFLUENCES FIXED INCOME YIELDS

The Federal Reserve (the "Fed"), conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

In 2001, the Federal Reserve cut the federal funds rate an unprecedented 11 times. (The federal funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

The shortest-term debt, typically Treasury bills and money market securities, are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in anticipation of Fed actions, building expected

(CONTINUED ON PAGE 3)
--------------------------------------------------------------------------------

MARKET REVIEW

An unprecedented flurry of interest rate reductions by the Federal Reserve (the "Fed"), prompted by an economy struggling to pull itself out of a recession, marked the six months ended December 31, 2001. Continuing its year-long policy of cutting the federal funds rate with the intention of providing monetary stimulus, the Fed cut rates five times during the reporting period. This brought the federal funds rate down to 1.75%, its lowest level in 40 years. Combined with six rate cuts during the first half of 2001, the Fed lowered interest rates 11 times during 2001. This activity severely affected short-term fixed income investments, whose yields plummeted.

The impetus behind the rate cuts--a weakened economy--showed signs of improvement toward year-end, although signals remain mixed. The nations economic output, as measured by real gross domestic product (GDP), contracted 1.3% in the third quarter, fueled in part by the September terrorist attacks. In the fourth quarter, however, GDP rose 0.2%, bringing the growth for the year up to 1.1%, while inflation rose less than 2%. In December, new unemployment claims fell to their lowest levels since August, consumer confidence rose and lower energy prices continued to benefit both businesses and consumers. However, concerns about companies' accounting practices were surfaced, and have continued to mount, as high-profile corporate bankruptcies shook investor confidence. The year ended with investors returning hesitantly to the stock market in the final quarter, although uncertainty about the strength of an eventual economic recovery remained strong.

                       UBS PaineWebber Retirement Money Fund Semiannual Report 1

-------------------------------------------------------------------------------
UBS PAINEWEBBER
RETIREMENT
MONEY FUND

INVESTMENT GOAL:
Current income consistent with liquidity and conservation of capital

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
July 2, 1988

DIVIDEND PAYMENTS:
Monthly
-------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund's seven-day current yield fell sharply during the six months ended December 31, 2001, from 3.63% at the end of June to 1.59% at the end of the period. In comparison, the three-month and 1-year Treasury bill indices returned 1.27% and 1.25%, respectively, during the semiannual period. Continued interest rate reductions by the Fed brought down the Fund's yield. However, an increase in the weighted average maturity from 68 to 73 days boosted the Fund's performance relative to its peers.

We used a barbell approach during the period, buying the shortest term securities ranging in maturity from one day to one month for liquidity, and seeking higher yields from securities with maturities of six months to one year. Yields on high-grade commercial paper fared relatively well during the six months, and we increased the Fund's percentage of net assets in this area from 45.7% to 50.9%. The Fund's net asset value swelled during the period as investors, shaken by stock market volatility, sought safer havens for their investment dollars.



PERFORMANCE AND CHARACTERISTICS                 12/31/01        6/30/01
-------------------------------------------------------------------------------
7-Day Current Yield(1)                            1.59%          3.63%
Weighted Average Maturity                        73 days         68 days
Net Assets (bln)                                $7.578         $6.255
-------------------------------------------------------------------------------

SECTOR ALLOCATION*          12/31/01         6/30/01
-------------------------------------------------------------------------------
Commercial Paper             50.9%        Commercial Paper                45.7%
U.S. Government Obligations  20.2         U.S. Government Obligations     20.3
Bank Obligations             15.3         Bank Obligations                16.4
Money Market Funds            7.7         Short-Term Corporate
                                            Obligations                   10.5
Short-Term Corporate
   Obligations                6.6         Money Market Funds               6.7
Liabilities in Excess
   of Other Assets           -0.7         Other Assets in
                                            Excess of Liabilities          0.4
-------------------------------------------------------------------------------
Total                       100.0%        Total                          100.0%


(1) YIELDS WILL VARY. THE FUND IS ACTIVELY MANAGED AND ITS COMPOSITION WILL VARY OVER TIME.

* WEIGHTINGS REPRESENT PERCENTAGES OF NET ASSETS AS OF THE DATES INDICATED. THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND ITS COMPOSITION WILL VARY OVER TIME.

2 UBS PaineWebber Retirement Money Fund Semiannual Report

OUTLOOK

Maintaining liquidity for redemptions and keeping the Fund's net asset value stable during this volatile time remains a foremost portfolio management priority. Although signs are mixed as to the length and strength of an economic recovery, we are cautiously optimistic as business inventories continue to shrink, new jobless claims slow and corporate America begins to recover.

Although passage of accelerated or additional federal tax cuts remains questionable, a huge influx of government monetary stimulus, spurred in part by increased concerns about an appropriate level of funding for both defense and homeland security, should help energize the economy. Post-period, President Bush proposed a record $2.1 trillion budget for fiscal year 2003. While government budget deficits are likely to return, we do not believe they will approach the record levels of previous years. As always, we will continue to closely monitor events and adjust our strategy accordingly.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds2, please contact your financial advisor. For additional information, visit us at www.ubspainewebber.com.

Sincerely,

/s/ Brian M. Storms             /s/ Susan P. Ryan

Brian M. Storms                 Susan P. Ryan
President                       Portfolio Manager
UBS PaineWebber Retirement      UBS PaineWebber Retirement
Money Fund                      Money Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult a financial advisor regarding your personal investment program.

-------------------------------------------------------------------------------
(CONCLUDED)

increases or decreases of federal fund rates into the pricing of individual securities.

Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

Interest rate movements do not always have the same effect on longer term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.

-------------
(2) MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. THE PROSPECTUSES FOR THE FUNDS CONTAIN MORE COMPLETE INFORMATION REGARDING RISKS, CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE INVESTING.




                       UBS PaineWebber Retirement Money Fund Semiannual Report 3

UBS PAINEWEBBER RETIREMENT MONEY FUND                          DECEMBER 31, 2001

STATEMENT OF NET ASSETS

   PRINCIPAL
     AMOUNT                                                      MATURITY            INTEREST
     (000)                                                        DATES                RATES              VALUE
---------------                                                 ---------            ---------         -----------
U.S. GOVERNMENT & Agency Obligations-20.22%
      $ 19,324    Federal Farm Credit Bank ................       03/07/02             4.540%@        $ 19,165,597
       165,000    Federal Home Loan Bank. .................01/02/02 to 02/23/02    1.740 to 1.910*     164,906,832
       492,000    Federal Home Loan Bank.. ................01/29/02 to 12/27/02    2.100 to 5.110      491,730,054
       117,800    Federal Home Loan Mortgage Corp. ........10/23/02 to 12/05/02    2.120 to 2.170@     115,556,263
        25,000    Federal Home Loan Mortgage Corp. ........       01/02/02             1.495*           24,995,875
       275,000    Federal National Mortgage Association ... 1/11/02 to 11/29/02    1.740 to 5.035@     271,203,209
        45,000    Federal National Mortgage Association ...       01/02/02             1.510*           44,995,906
       349,000    Student Loan Marketing Association ......       01/02/02         2.192 to 2.322*     348,975,827
        50,000    U.S. Treasury Notes .....................       07/31/02             6.000            50,686,485
                                                                                                     -------------
Total U.S. Government & Agency Obligations (cost-$1,532,216,048)                                     1,532,216,048
                                                                                                     -------------
BANK NOTES-0.25%
BANKING-DOMESTIC-0.25%
        19,000    LaSalle Bank N.A. (cost-$19,002,062) ....01/09/02 to 03/15/02    4.680 to 5.230       19,002,062
                                                                                                     -------------
CERTIFICATES OF DEPOSIT-15.03%
DOMESTIC-0.66%
        50,000    State Street Bank & Trust Co. ...........       01/16/02             1.780            50,000,000
                                                                                                     -------------
YANKEE-14.37%
       100,000    ABN-AMRO Bank N.V. ..................... 07/23/02 to 08/30/02    3.700 to 3.850       99,994,590
        30,000    Abbey National PLC .....................        01/07/03             2.590            30,003,007
       135,000    Barclays Bank PLC ......................        01/02/02         1.740 to 1.790*     134,991,121
        60,000    Canadian Imperial Bank of Commerce .....  02/26/02 to 08/09/02   4.005 to 5.035       59,997,336
       110,000    Canadian Imperial Bank of Commerce. ....  01/02/02 to 06/10/02   1.610 to 4.110*     109,999,778
        35,000    Dexia Bank SA ..........................        01/02/02             1.800*           35,000,000
        25,000    Dexia Bank SA ..........................        08/09/02             4.000            25,000,000
        75,000    National Westminster Bank PLC .......... 04/18/02 to 06/24/02    4.230 to 4.650       75,001,097
       135,000    Royal Bank of Canada ................... 05/31/02 to 08/09/02    3.990 to 4.300      135,000,738
       130,000    Royal Bank of Scotland PLC ............. 09/06/02 to 12/27/02    2.710 to 3.723      129,990,570
        50,000    Societe Generale .......................        04/22/02             4.735            49,997,794
        99,000    Svenska Handelsbanken ..................  07/12/02 to 08/23/02   3.840 to 4.088       99,001,915
        30,000    Toronto-Dominion Bank ..................        10/04/02             3.655            30,001,106
        75,000    Westdeutsche Landesbank Girozentrale ...  09/16/02 to 09/17/02   3.650 to 3.680       74,994,819
                                                                                                     -------------
                                                                                                     1,088,973,871
                                                                                                     -------------
Total Certificates of Deposit (cost-$1,138,973,871) ......                                           1,138,973,871
                                                                                                     -------------
COMMERCIAL PAPER@-50.92%
ASSET BACKED-AUTO & TRUCK-0.66%
        50,000    New Center Asset Trust .................        01/28/02             1.850            49,930,625
                                                                                                     -------------
ASSET BACKED-BANKING-3.86%
       130,000    Atlantis One Funding ...................  1/28/02 to 03/28/02    1.780 to 2.300      129,660,072
       103,493    Centric Capital Corp. ..................  1/03/02 to 01/09/02    1.780 to 2.050      103,459,246
        59,436    Stellar Funding Group, Inc. ............        01/02/02             2.000            59,432,698
                                                                                                     -------------
                                                                                                       292,552,016
                                                                                                     -------------
ASSET BACKED-MISCELLANEOUS-18.46%
        75,000    Asset Securitization
                    Cooperative Corp. ....................  01/07/02 to 01/29/02       2.050*           74,911,736
        50,000    Asset Securitization
                    Cooperative Corp. ....................        01/21/02             1.901*           50,000,000
        82,145    Delaware Funding Corp. ................. 01/15/02 to 01/22/02    1.890 to 2.060       82,062,982
        18,908    Enterprise Funding Corp. ...............        02/05/02             1.930            18,872,521
       115,755    Falcon Asset Securitization Corp. ...... 01/08/02 to 02/01/02    1.840 to 2.100      115,602,603
       215,000    Galaxy Funding, Inc. ................... 01/16/02 to 03/14/02    1.770 to 2.520      214,571,075
        95,439    Giro Funding U.S. Corp. ................ 01/17/02 to 01/22/02    1.870 to 2.060       95,350,310
       127,713    Giro Multi-Funding Corp. ............... 01/07/02 to 01/22/02    1.820 to 1.890      127,634,302
        40,000    Parthenon Receivables Funding LLC ......        01/18/02             2.050            39,961,278
       215,000    Pennine Funding ........................ 01/10/02 to 03/08/02    1.860 to 2.500      214,609,378
        50,000    Quincy Capital Corp. ...................        01/23/02             1.790            49,945,305
       150,000    Receivables Capital Corp. .............. 01/10/02 to 01/23/02    1.860 to 2.080      149,859,904
        30,000    Three Rivers Funding Corp. .............        01/08/02             1.860            29,989,150

UBS PAINEWEBBER RETIREMENT MONEY FUND

   PRINCIPAL
     AMOUNT                                                      MATURITY            INTEREST
     (000)                                                        DATES                RATES              VALUE
---------------                                                 ---------            ---------         -----------
COMMERCIAL PAPER@-(CONTINUED)

ASSET BACKED-MISCELLANEOUS-(CONCLUDED)
      $100,000    Triple-A One Funding ...................       01/15/02              1.790%      $   99,930,389
        36,000    Variable Funding Capital Corp. .........       01/07/02              1.850           35,988,900
                                                                                                   --------------
                                                                                                    1,399,289,833
                                                                                                   --------------
BANKING-DOMESTIC-11.57%
       178,000    CBA (Delaware) Finance, Inc. ........... 01/14/02 to 01/29/02    1.760 to 1.860     177,845,962
       172,000    Danske Corp. ........................... 01/16/02 to 03/06/02    1.800 to 1.860     171,817,672
       150,000    Dexia Delaware LLC ..................... 01/31/02 to 02/28/02    1.860 to 2.060     149,659,722
       130,000    Fortis Funding LLC ..................... 01/14/02 to 03/15/02    1.770 to 1.800     129,766,367
        50,000    Morgan (J.P.) Chase & Co., Inc. ........       02/05/02              1.850           49,910,069
       158,000    Stadshypotek Delaware, Inc. ............ 01/14/02 to 01/22/02    1.820 to 2.050     157,847,684
        40,000    Westpac Capital Corp. ..................       06/10/02              1.970           39,649,778
                                                                                                   --------------
                                                                                                      876,497,254
                                                                                                   --------------
BANKING-FOREIGN-0.66%
        50,000    Nationwide Building Society ............       01/10/02              1.800           49,977,500
                                                                                                   --------------
BROKER-DEALER-2.64%
        50,000    Bear Stearns Cos., Inc. ................       01/02/02              1.900           49,997,361
        50,000    Credit Suisse First Boston, Inc. .......       01/11/02              1.810           49,974,861
        50,000    Goldman Sachs Group Inc. ...............       01/09/02              1.900           49,978,889
        50,000    Salomon Smith Barney Holdings, Inc. ....       01/02/02              2.090           49,997,097
                                                                                                   --------------
                                                                                                      199,948,208
                                                                                                   --------------
COMPUTER-1.32%
       100,000    IBM Corp. ..............................       01/02/02              2.090           99,994,194
                                                                                                   --------------
CONSUMER PRODUCTS-0.68%
        36,500    Kimberly-Clark Corp. ...................       03/19/02              1.770           36,361,817
        15,000    Procter & Gamble Co. ...................       01/14/02              2.020           14,989,058
                                                                                                   --------------
                                                                                                       51,350,875
                                                                                                   --------------
ELECTRONICS-0.66%
        50,000    Emerson Electric Co. ...................       01/30/02              1.820           49,926,695
                                                                                                   --------------
ENERGY-0.66%
        50,000    Texaco, Inc. ...........................       01/17/02              1.860           49,958,667
                                                                                                   --------------
FINANCE-CONDUIT-1.32%
       100,000    ANZ (Delaware), Inc. ...................       02/05/02              1.870           99,818,194
                                                                                                   --------------
FINANCE-CONSUMER-1.12%
        85,000    Household Finance Corp. ................ 01/17/02 to 02/21/02        1.850           84,822,195
                                                                                                   --------------
FINANCE-DIVERSIFIED-1.71%
       100,000    GE Capital Corp. ....................... 01/02/02 to 01/16/02   1.780 to 1.820       99,960,389
        30,000    GE Capital International Funding .......       01/29/02              2.100           29,951,000
                                                                                                   --------------
                                                                                                      129,911,389
                                                                                                   --------------
FINANCE-RETAIL-0.66%
        50,000    American Express Credit Co. ............       01/15/02              1.780           49,965,389
                                                                                                   --------------
FOOD, BEVERAGE & TOBACCO-0.99%
        50,000    Nestle Capital Corp. ...................       01/18/02              1.800           49,957,500
        25,000    Philip Morris Cos., Inc. ...............       01/17/02              1.870           24,979,222
                                                                                                   --------------
                                                                                                       74,936,722
                                                                                                   --------------
INSURANCE-0.86%
        25,605    Marsh & McLennan Co., Inc. .............       01/18/02              1.870           25,582,389
        40,000    Marsh USA, Inc. ........................       02/08/02              1.900           39,919,778
                                                                                                   --------------
                                                                                                       65,502,167
                                                                                                   --------------

UBS PAINEWEBBER RETIREMENT MONEY FUND

   PRINCIPAL
     AMOUNT                                                      MATURITY            INTEREST
     (000)                                                        DATES                RATES              VALUE
---------------                                                 ---------            ---------         -----------
COMMERCIAL PAPER@-(CONCLUDED)

METALS & MINING-0.85%
      $ 20,000    Rio Tinto America, Inc. ................        02/06/02             1.940%      $   19,961,200
        44,589    Rio Tinto Ltd. .........................  01/16/02 to 02/06/02   1.770 to 1.940      44,526,547
                                                                                                   --------------
                                                                                                       64,487,747
                                                                                                   --------------
PRINTING & PUBLISHING-0.66%
        50,000    Gannett Co. ............................        01/17/02             1.850           49,958,889
                                                                                                   --------------
TELECOMMUNICATIONS-1.58%
        30,000    BellSouth Corp. ........................        01/18/02             2.320           29,967,133
        70,000    Verizon Global Funding Inc. ............  01/09/02 to 01/10/02       1.900           69,969,389
        20,000    Verizon Network Funding Co. ............        01/14/02             2.310           19,983,317
                                                                                                   --------------
                                                                                                      119,919,839
                                                                                                   --------------
Total Commercial Paper (cost-$3,858,748,398) .............                                          3,858,748,398
                                                                                                   --------------
SHORT-TERM CORPORATE OBLIGATIONS-6.55%

ASSET BACKED-FINANCE-3.71%
        71,000    Beta Finance, Inc. .....................       01/02/02         1.810 to 1.850*      70,999,398
        75,000    Beta Finance, Inc. .....................       01/07/03              2.340           75,000,000
        135,000   CC (USA), Inc. .........................       01/02/02         1.620 to 1.850*     134,999,587
                                                                                                   --------------
                                                                                                      280,998,985
                                                                                                   --------------
BANKING-DOMESTIC-0.73%
        30,000    Wells Fargo & Co. ......................       01/02/02             1.840*           30,000,000
        25,000    Wells Fargo Bank N.A. ..................       01/02/02             1.820*           25,002,014
                                                                                                   --------------
                                                                                                       55,002,014
                                                                                                   --------------
BROKER-DEALER-1.32%
        20,000    Credit Suisse First Boston, Inc. .......       01/02/02             1.985*           20,000,000
        80,000    Merrill Lynch & Co., Inc. .............. 01/02/02 to 02/08/02   1.620 to 2.510*      80,005,462
                                                                                                   --------------
                                                                                                      100,005,462
                                                                                                   --------------
FINANCE-INDEPENDENT-0.66%
        50,000    National Rural Utility
                    Cooperative Finance Corp. ............       01/02/02             1.830*           50,000,000
                                                                                                   --------------
FOOD, BEVERAGE & TOBACCO-0.13%
        10,000    McDonald's Corp. .......................       03/07/02             4.813            10,000,000
                                                                                                   --------------
Total Short-Term Corporate Obligations
  (cost-$496,006,461) ....................................                                            496,006,461
                                                                                                   --------------

      NUMBER OF
        SHARES
        (000)
      ---------

MONEY MARKET FUNDS-7.71%
        363,162   AIM Liquid Assets Portfolio ............       01/02/02             2.040+          363,161,970
        180,710   AIM Prime Fund .........................       01/02/02             1.840+          180,710,072
         40,752   BlackRock Provident
                    Institutional TempFund ...............       01/02/02             1.970+           40,752,141
                                                                                                   --------------
Total Money Market Funds (cost-$584,624,183) .............                                            584,624,183
                                                                                                   --------------
Total Investments (cost-$7,629,571,023
  which approximates cost for federal
  incometax purposes)-100.68% ............................                                          7,629,571,023

Liabilities in excess of other assets-(0.68)% ............                                            (51,707,317)
                                                                                                   --------------

Net Assets (applicable to 7,578,176,881 shares of
  common stock--outstanding at
    $1.00 per share)-100.00% .............................                                         $7,577,863,706
                                                                                                   ==============

----------
   * Variable rate securities-maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are the current as of December 31, 2001 and reset periodically.
   @  Interest rates shown are discount rates at date of purchase.
   +  Interest rates shown reflect yield at December 31, 2001.

                       Weighted average maturity-73 days

                 See accompanying notes to financial statements

UBS PAINEWEBBER RETIREMENT MONEY FUND

                                                   FOR THE SIX MONTHS ENDED
STATEMENT OF OPERATIONS                            DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest ....................................................       $119,350,271
                                                                    ------------

EXPENSES:
Investment advisory and administration ......................         13,860,396
Transfer agency and related services fees ...................          5,396,500
Distribution fees ...........................................          4,497,569
Custody and accounting ......................................            347,800
Reports and notices to shareholders .........................            272,900
Federal and state registration ..............................            227,400
Insurance expense ...........................................            127,191
Professional fees ...........................................             71,664
Directors' fees .............................................             29,718
Other expenses ..............................................              3,017
                                                                    ------------
                                                                      24,834,155
                                                                    ------------
NET INVESTMENT INCOME .......................................         94,516,116
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS .............            883,862
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........       $ 95,399,978
                                                                    ============


STATEMENT OF CHANGES IN NET ASSETS

                                             FOR THE SIX
                                             MONTHS ENDED           FOR THE
                                           DECEMBER 31, 2001       YEAR ENDED
                                              (UNAUDITED)        JUNE 30, 2001
                                           -----------------     -------------
From operations:
Net investment income ................     $    94,516,116     $    303,076,890
Net realized gains from
  investment transactions ............             883,862              620,378
Net increase in net assets
  resulting from operations ..........          95,399,978          303,697,268
Dividends to shareholders from:
Net investment income ................         (94,516,116)        (303,076,890)
Net increase in net assets from
  capital stock transactions .........       1,321,721,136        1,384,718,909
Net increase in net assets ...........       1,322,604,998        1,385,339,287
Net assets:
Beginning of period ..................       6,255,258,708        4,869,919,421
End of period ........................     $ 7,577,863,706      $ 6,255,258,708


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     UBS PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund and currently has three series: UBS PaineWebber Retirement Money Fund (the "Fund"), UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio. The financial statements of UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio are not included herein.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Corporation's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), under which UBS PaineWebber serves as investment advisor and administrator of the Corporation and each of its series. UBS PaineWebber is an indirect wholly owned subsidiary of UBS AG, is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                                                  RATES
------------------------                                                  -----

Up to $1.0 billion ...............................................         0.50%
In excess of $1.0 billion and up to $1.5 billion .................         0.44
Over $1.5 billion ................................................         0.36

     At December 31, 2001, the Fund owed UBS PaineWebber $2,480,243 in investment advisory and administration fees.

     Brinson Advisors, Inc. ("Brinson Advisors") serves as sub-advisor and sub-administrator to the Fund pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and Brinson Advisors. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays Brinson Advisors a fee, accrued daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract.

----------
* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

DISTRIBUTION PLAN

     Brinson Advisors is the principal underwriter of the Fund's shares and has appointed UBS PaineWebber as dealer for the sale of those shares. Under the plan of distribution, the Fund pays Brinson Advisors monthly service fees, which are accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net assets. For the six months ended December 31, 2001, the principal underwriter was compensated for its services under the plan at an annual rate of 0.125% of the Fund's average daily net assets. At December 31, 2001, the Fund owed UBS PaineWebber $808,113 in distribution fees.

TRANSFER AGENCY AND RELATED SERVICES FEES

     UBS PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the six months ended December 31, 2001, UBS PaineWebber received approximately 60% of the total transfer agency and related services fees from PFPC, not the Fund.

OTHER LIABILITIES

At December 31, 2001, the aggregate amount for dividends payable was $4,039,922.

MONEY MARKET FUND INSURANCE BONDS

     At December 31, 2001, the Fund had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the bonds would have done so. For the six months ended December 31, 2001, the Fund did not use these bonds.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At June 30, 2001, the Fund had a net capital loss carryforward of $1,197,039 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains. The loss carryforward will expire as follows: $1,105,889 by June 30, 2003 and $91,150 by June 2007. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

COMMON STOCK

There are 20 billion
shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                       FOR THE SIX MONTHS         FOR THE
                                           YEAR ENDED              ENDED
                                        DECEMBER 31, 2001      JUNE 30, 2001
                                       ------------------      -------------
Shares sold ..........................    12,185,989,666      25,883,886,781
Shares repurchased ...................   (10,959,515,076)    (24,797,196,469)
Dividends reinvested .................        95,246,546         298,028,597
                                        ----------------    ----------------
Net increase in shares outstanding ...     1,321,721,136       1,384,718,909
                                        ================    ================

UBS PAINEWEBBER RETIREMENT MONEY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                FOR THE SIX
                                                MONTHS ENDED                    FOR THE YEARS ENDED JUNE 30,
                                             DECEMBER 31, 2001  ----------------------------------------------------------
                                                 (UNAUDITED)     2001         2000         1999         1998         1997
                                                 -----------    ------       ------       ------       ------       ------

Net asset value, beginning of period .......        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                   ------       ------       ------       ------       ------       ------
Net investment income ......................        0.013        0.053        0.050        0.046        0.049        0.048
Dividends from net investment income .......       (0.013)      (0.053)      (0.050)      (0.046)      (0.049)      (0.048)
                                                   ------       ------       ------       ------       ------       ------
Net asset value, end of period .............        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                   ======       ======       ======       ======       ======       ======
Total investment return (1) ................         1.35%        5.45%        5.14%        4.66%        5.03%        4.89%
                                                   ======       ======       ======       ======       ======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's) ..........   $7,577,864   $6,255,259   $4,869,919   $5,090,938   $4,191,018   $3,922,753
Expenses to average net assets .............         0.69%*       0.71%        0.71%        0.71%        0.78%        0.75%
Net investment income to
  average net assets .......................         2.63%*       5.27%        5.02%        4.55%        4.91%        4.79%

----------
*   Annualized
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.          George W. Gowen
CHAIRMAN                        William W. Hewitt, Jr.
Margo N. Alexander              Morton L. Janklow
Richard Q. Armstrong            Frederic V. Malek
David J. Beaubien               Carl W. Schafer
Richard R. Burt                 William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                 Susan P. Ryan
PRESIDENT                       VICE PRESIDENT

Amy R. Doberman                 Paul H. Schubert
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT AND TREASURER


INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019


SUBADVISOR,
SUBADMINISTRATOR AND
PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019




THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


                                     [LOGO]

                         (C) 2002 UBS PaineWebber Inc.
                              All Rights Reserved.

                  UBS PaineWebber is a service mark of UBS AG.

(C) 2002 UBS PaineWebber Inc.
All Rights Reserved. Member SIPC

UBS PaineWebber is a service mark of UBS AG.

WWW.UBSPAINEWEBBER.COM